ASSIGNMENT AND ASSUMPTION AGREEMENT


          AGREEMENT, dated as of __________, among Ted Arison ("Arison"), Cititrust (Jersey) Limited, as Trustee for the Ted Arison 1994 Cash Trust (the "Cash Trust"), Royal Bank of Scotland Trust Company (Jersey) Limited as Trustee for each of The Ted Arison 1992 Irrevocable Trust for Micky, The Ted Arison 1992 Irrevocable Trust for Shari and The Ted Arison 1992 Irrevocable Trust for Lin No. 2 (collectively the "Irrevocable Trusts" and, together with the Cash Trust, the "Transferees"), and Carnival Corporation, a Panamanian corporation (the "Company").
          WHEREAS, on June 14, 1991, the Company and Arison entered into the Consulting Agreement/Registration Rights Agreement, dated as of such date (the "Registration Agreement"), as amended by the First Amendment to Consulting Agreement/Registration Rights Agreement, dated as of July 31, 1992, in order to, among other things, provide Arison with certain registration rights with respect to 64,797,737 shares (the "Shares") of the Company's Class A Common Stock, par value $.01 per share, owned by Arison as of such date;
          WHEREAS, subsequent to June 14, 1991, Arison transferred certain of the Shares to other members of the Arison Family, certain Trusts for the benefit of members of the Arison Family, including the Transferees, and certain other related parties;
          WHEREAS, Arison wishes to assign to the Transferees the rights granted to him pursuant to the Registration Agreement with respect to the Shares currently held by the Transferees (the "Transferee Shares") and the Transferees desire to acquire such rights and are willing to perform the duties of Arison under the Agreement with respect to the Transferee Shares; and
          WHEREAS, the Company wishes to consent to such assignment and assumption.
          NOW, THEREFORE, in consideration of the covenants and agreements contained herein and such other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
          i. Assignment. Arison hereby irrevocably assigns to each Transferee all of Arison's rights under the Registration Agreement with respect to the Transferee Shares owned by such Transferee on the date hereof.
          ii. Assumption. Each Transferee hereby accepts such assignment and assumes and covenants to perform all of the obligations of Arison under the Registration Agreement with respect to the Transferee Shares owned by such Transferee on the date hereof.
          iii. Consent. The Company hereby consents to the assignment and assumption set forth herein.
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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                              ______________________________
                              Ted Arison


                              THE TED ARISON 1992 IRREVOCABLE TRUST FOR MICKY

                              By:  Royal Bank of Scotland Trust Company
                                   (Jersey) Limited, as Trustee


                                   By: _____________________
                                       Name:
                                       Title:

                              THE TED ARISON 1992 IRREVOCABLE TRUST FOR SHARI

                              By:  Royal Bank of Scotland Trust Company
                                   (Jersey) Limited, as Trustee


                                   By: _____________________
                                       Name:
                                       Title:

                              THE TED ARISON 1992 IRREVOCABLE TRUST FOR LIN
                              NO.2

                              By:  Royal Bank of Scotland Trust Company
                                   (Jersey) Limited, as Trustee


                                   By: _____________________
                                       Name:
                                       Title:

                              THE TED ARISON 1994 CASH TRUST

                              By:  Cititrust (Jersey) Limited, as Trustee


                                   By: _____________________
                                       Name:
                                       Title:

                              CARNIVAL CORPORATION



                              By:
                                  Name: Howard S. Frank